UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 16, 2007


                             BRIDGE CAPITAL HOLDINGS
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


         California                     000-50974                80-0123855
____________________________     ________________________    ___________________
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


    55 Almaden Boulevard, Suite 200
          San Jose, California                                          95113
________________________________________                              __________
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (408) 423-8500


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS


1) On February 15, 2007, Daniel P. Myers ("Executive") entered into a new employment agreement ("Agreement") with Bridge Capital Holdings ("BCH") and Bridge Bank, National Association (the "Bank"). The primary terms of the Agreement are as follows:

     o The Executive shall serve as a director of the Bank and BCH and as the President and Chief Executive Officer of the Bank and BCH.
     o The term of this Agreement is three years, subject to termination provisions, and shall be deemed automatically extended for on additional one year term on each anniversary date thereafter, subject to termination provisions.
     o The Executive shall receive a base salary of $250,000 per annum with annual adjustments as may be determined by the Board of Directors of BCH.
     o The Executive shall be entitled to receive an annual incentive compensation payment pursuant to the terms of the Management Incentive Compensation Plan in effect at the date of this Agreement.
     o    The Executive shall be entitled to five (5) weeks of annual vacation.
     o    The  Executive  shall  receive an  automobile  allowance of $1,250 per month.
     o In the event of automatic termination without a change in control, the Executive shall receive severance benefits consisting of (i) a cash payment in an amount equal to one and one-half (1.5) times his (A) annual base salary during the year the termination occurs and (B) average bonus or incentive compensation amount paid in the three year period immediately proceeding the termination, (ii) acceleration of vesting of any outstanding stock options, and (iii) continuation of group insurance coverage.
     o In the event of a change in control that results in (i) the Executive's employment being terminated or, (ii) without his consent there occurs any material adverse change in the nature and scope of his position, authorities, responsibilities, duties, or a change of twenty miles or more in his location of employment, or any material reduction in base salary, incentive compensation or other benefits, or
          (iii) any event which reasonably constitutes a demotion, significant diminution or the Executive shall receive severance benefits consisting of (i) a cash payment in an amount equal to two and one-half (2.5) times his (A) annual base salary during the year the termination occurs and (B) average bonus or incentive compensation amount paid in the three year period immediately proceeding the termination, and (ii) continuation of group insurance coverage.

     The description of this Agreement is qualified in its entirety by reference to the text of the contract which is filed as an Exhibit to this report.

2) On February 15, 2007, Thomas A. Sa ("Executive") entered into a new employment agreement ("Agreement") with Bridge Capital Holdings ("BCH") and Bridge Bank, National Association (the "Bank"). The primary terms of the Agreement are as follows:


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


     o    The  Executive  shall serve as the  Executive  Vice  President,  Chief
          Administrative  Officer,  and Chief Financial  Officer of the Bank and
          BCH.
     o The term of this Agreement is three years, subject to termination provisions, and shall be deemed automatically extended for on additional one year term on each anniversary date thereafter, subject to termination provisions.
     o The Executive shall receive a base salary of $180,000 per annum with annual adjustments as may be determined by the Board of Directors of BCH.
     o The Executive shall be entitled to receive an annual incentive compensation payment pursuant to the terms of the Management Incentive Compensation Plan in effect at the date of this Agreement.
     o    The Executive shall be entitled to four (4) weeks of annual vacation.
     o    The Executive shall receive an automobile allowance of $500 per month.
     o In the event of automatic termination without a change in control, the Executive shall receive severance benefits consisting of (i) a cash payment in an amount equal to one (1) times his (A) annual base salary during the year the termination occurs and (B) average bonus or incentive compensation amount paid in the three year period immediately proceeding the termination, (ii) acceleration of vesting of any outstanding stock options, and (iii) continuation of group insurance coverage.
     o In the event of a change in control that results in (i) the Executive's employment being terminated or, (ii) without his consent there occurs any material adverse change in the nature and scope of his position, authorities, responsibilities, duties, or a change of twenty miles or more in his location of employment, or any material reduction in base salary, incentive compensation or other benefits, or
          (iii) any event which reasonably constitutes a demotion, significant diminution or the Executive shall receive severance benefits consisting of (i) a cash payment in an amount equal to one and one-half (1.5) times his (A) annual base salary during the year the termination occurs and (B) average bonus or incentive compensation amount paid in the three year period immediately proceeding the termination, and (ii) continuation of group insurance coverage.

     The description of this Agreement is qualified in its entirety by reference to the text of the contract which is filed as an Exhibit to this report.


3) On February 15, 2007, Timothy W. Boothe ("Executive") entered into a new employment agreement ("Agreement") with Bridge Capital Holdings ("BCH") and Bridge Bank, National Association (the "Bank"). The primary terms of the Agreement are as follows:

     o The Executive shall serve as the Executive Vice President and Chief Operating Officer of the Bank.
     o The term of this Agreement is three years, subject to termination provisions, and shall be deemed automatically extended for on additional one year term on each anniversary date thereafter, subject to termination provisions.
     o The Executive shall receive a base salary of $180,000 per annum with annual adjustments as may be determined by the Board of Directors of BCH.


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

     o The Executive shall be entitled to receive an annual incentive compensation payment pursuant to the terms of the Management Incentive Compensation Plan in effect at the date of this Agreement.
     o    The Executive shall be entitled to four (4) weeks of annual vacation.
     o    The Executive shall receive an automobile allowance of $750 per month.
     o In the event of automatic termination without a change in control, the Executive shall receive severance benefits consisting of (i) a cash payment in an amount equal to one (1) times his (A) annual base salary during the year the termination occurs and (B) average bonus or incentive compensation amount paid in the three year period immediately proceeding the termination, (ii) acceleration of vesting of any outstanding stock options, and (iii) continuation of group insurance coverage.
     o In the event of a change in control that results in (i) the Executive's employment being terminated or, (ii) without his consent there occurs any material adverse change in the nature and scope of his position, authorities, responsibilities, duties, or a change of twenty miles or more in his location of employment, or any material reduction in base salary, incentive compensation or other benefits, or
          (iii) any event which reasonably constitutes a demotion, significant diminution or the Executive shall receive severance benefits consisting of (i) a cash payment in an amount equal to one and one-half (1.5) times his (A) annual base salary during the year the termination occurs and (B) average bonus or incentive compensation amount paid in the three year period immediately proceeding the termination, and (ii) continuation of group insurance coverage.

     The description of this Agreement is qualified in its entirety by reference to the text of the contract which is filed as an Exhibit to this report.


4) On February 15, 2007, Robert P. Gionfriddo ("Executive") entered into a new employment agreement ("Agreement") with Bridge Capital Holdings ("BCH") and Bridge Bank, National Association (the "Bank"). The primary terms of the Agreement are as follows:

     o The Executive shall serve as the Executive Vice President and President, Specialty Markets Division of the Bank.
     o The term of this Agreement is three years, subject to termination provisions, and shall be deemed automatically extended for on additional one year term on each anniversary date thereafter, subject to termination provisions.
     o The Executive shall receive a base salary of $175,000 per annum with annual adjustments as may be determined by the Board of Directors of BCH.
     o The Executive shall be entitled to receive an annual incentive compensation payment pursuant to the terms of the Management Incentive Compensation Plan in effect at the date of this Agreement.
     o    The Executive shall be entitled to four (4) weeks of annual vacation.
     o    The Executive shall receive an automobile allowance of $750 per month.
     o In the event of automatic termination without a change in control, the Executive shall receive severance benefits consisting of (i) a cash payment in an amount equal to one (1) times his (A) annual base salary during the year the termination occurs and (B) average bonus or incentive compensation amount paid in the three year period


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

          immediately proceeding the termination, (ii) acceleration of vesting of any outstanding stock options, and (iii) continuation of group insurance coverage.
     o In the event of a change in control that results in (i) the Executive's employment being terminated or, (ii) without his consent there occurs any material adverse change in the nature and scope of his position, authorities, responsibilities, duties, or a change of twenty miles or more in his location of employment, or any material reduction in base salary, incentive compensation or other benefits, or
          (iii) any event which reasonably constitutes a demotion, significant diminution or the Executive shall receive severance benefits consisting of (i) a cash payment in an amount equal to one and one-half (1.5) times his (A) annual base salary during the year the termination occurs and (B) average bonus or incentive compensation amount paid in the three year period immediately proceeding the termination, and (ii) continuation of group insurance coverage.

     The description of this Agreement is qualified in its entirety by reference to the text of the contract which is filed as an Exhibit to this report.

5) On February 15, 2007, Kenneth B. Silveira ("Executive") entered into a new employment agreement ("Agreement") with Bridge Capital Holdings ("BCH") and Bridge Bank, National Association (the "Bank"). The primary terms of the Agreement are as follows:

     o The Executive shall serve as the Executive Vice President and Chief Technology Officer of the Bank and BCH.
     o The term of this Agreement is three years, subject to termination provisions, and shall be deemed automatically extended for on additional one year term on each anniversary date thereafter, subject to termination provisions.
     o The Executive shall receive a base salary of $157,000 per annum with annual adjustments as may be determined by the Board of Directors of BCH.
     o The Executive shall be entitled to receive an annual incentive compensation payment pursuant to the terms of the Management Incentive Compensation Plan in effect at the date of this Agreement.
     o    The Executive shall be entitled to four (4) weeks of annual vacation.
     o    The Executive shall receive an automobile allowance of $500 per month.
     o In the event of automatic termination without a change in control, the Executive shall receive severance benefits consisting of (i) a cash payment in an amount equal to one (1) times his (A) annual base salary during the year the termination occurs and (B) average bonus or incentive compensation amount paid in the three year period immediately proceeding the termination, (ii) acceleration of vesting of any outstanding stock options, and (iii) continuation of group insurance coverage.
     o In the event of a change in control that results in (i) the Executive's employment being terminated or, (ii) without his consent there occurs any material adverse change in the nature and scope of his position, authorities, responsibilities, duties, or a change of twenty miles or more in his location of employment, or any material reduction in base salary, incentive compensation or other benefits, or
          (iii) any event which reasonably constitutes a demotion, significant diminution or the Executive shall receive severance benefits consisting  of  (i) a cash  payment  in an  amount  equal  to one  and


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

          one-half (1.5) times his (A) annual base salary during the year the termination occurs and (B) average bonus or incentive compensation amount paid in the three year period immediately proceeding the termination, and (ii) continuation of group insurance coverage.

     The description of this Agreement is qualified in its entirety by reference to the text of the contract which is filed as an Exhibit to this report.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c)  The exhibit list required by this Item is  incorporated by reference to the exhibit index filed as part of this report.









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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 16, 2007                 BRIDGE CAPITAL HOLDINGS





                                         By: /s/ THOMAS A. SA
                                             ________________________________
                                                 Thomas A. Sa
                                                 Executive Vice President,
                                                 Chief Financial Officer and
                                                 Chief Administrative Officer









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


                                  EXHIBIT INDEX


EXHIBIT NUMBER       DESCRIPTION OF EXHIBIT

10.1 Employment Agreement between Daniel P. Myers, Bridge Capital Holdings and Bridge Bank, National Association dated February 15, 2007

10.2 Employment Agreement between Thomas A. Sa, Bridge Capital Holdings and Bridge Bank, National Association dated February 15, 2007

10.3 Employment Agreement between Timothy W. Boothe, Bridge Capital Holdings and Bridge Bank, National Association dated February 15, 2007

10.4 Employment Agreement between Robert P. Gionfriddo, Bridge Capital Holdings and Bridge Bank, National Association dated February 15, 2007

10.5 Employment Agreement between Kenneth B. Silveira, Bridge Capital Holdings and Bridge Bank, National Association dated February 15, 2007









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